Exhibit 99.1

CONFIDENTIAL Not to be Used or Distributed Without Immune’s Permission IMMUNE PHARMACEUTICALS (NASDAQ: IMNP) Elliot Maza, President & CEO January 10, 2018

2 This presentation and oral statements made by representatives of the Company may contain forward - looking statements regarding future events or the future financial performance of the Company . These statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward - looking statements . Factors that may cause actual results or developments to differ materially include, but are not limited to, the risk that our product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger - scale or later - stage clinical trials and the risk that we will not obtain approval to market any of our product candidates . There can be no assurance that the Company will ever successfully complete the proposed spin - off of Cytovia Inc . , or that the Company will capitalize on strategic alternatives, develop its assets, and generate value for shareholders . Please see Immune’s filings with the Securities and Exchange Commission for a discussion of important risk factors that could cause actual events or results to differ materially from those in projections or other forward - looking statements . Forward Looking Statement

3 F ocus: immunologic and inflammatory diseases Bertilimumab – Ongoing phase 2 in two indications: fully human , anti - eotaxin - 1 mAb for bullous pemphigoid, ulcerative colitis and other indications NanoCyclo – Late - stage preclinical: nano - encapsulated topical formulation of cyclosporine for atopic dermatitis and psoriasis New management team; completed $18M financing in Q4 2017 S pin - out of oncology assets (Cytovia) in progress Executive Summary

4 Elliot Maza, JD, CPA, President and CEO ▪ Extensive and successful experience in managing micro - cap biotech and drug manufacturing companies Tony Fiorino, MD, PhD, CMO/COO ▪ Broad experience in leading clinical - stage biotech companies and a former fund manager well - versed in finance John Zhang, MD, PhD, VP of R&D ▪ 20 years’ experience in preclinical/early clinical drug development in pharmaceutical/biotech industry Supported by experienced consultants and KOLs for key development and manufacturing programs New Management Focused on Execution

5 Clinical Stage Pipeline with Multiple Shots on Goal Program Indication Preclinical Phase 1 Phase 2 Phase 3 Bertilimumab Bullous Pemphigoid Ongoing Ulcerative Colitis Ongoing Allergic Rhinitis Completed Allergic Conjunctivitis Completed Atopic Dermatitis Phase 2 ready Other inflammatory conditions Phase 2 ready Nanocyclo Atopic Dermatitis Ongoing Psoriasis Ongoing

6 6 Gastroenterology Ulcerative Colitis Crohn’s Disease Primary Sclerosing Cholangitis (PSC ) Eosinophilic Esophagitis Re s pi ra tory Asthma Chronic obstructive pulmonary disease (COPD) Opht halmology Vernal Keratoconjunctivitis (VKC) Atopic Keratoconjunctivitis (AKC) Age Related Macular Degeneration (AMD) De rma tol ogy Bullous Pemphigoid Atopic Dermatitis Cutaneous Drug Eruptions Oncology Glioblastoma, Prostate and Ovarian Cancer Cutaneous T - Cell Lymphoma (CTCL) Ne urol ogy Age Related Cognitive Decline Eotaxin - 1 Implicated in Many Inflammatory Diseases Eotaxin - 1 attracts eosinophils to sites of inflammation

7 Targeting Eotaxin - 1 – A Validated Rationale Eotaxin - 1 is responsible for recruiting eosinophil cells toward sites of injury or inflammation where they release inflammatory substances Targeting eosinophil - related cytokines is a clinically and commercially validated solution ▪ Three antibodies targeting IL - 5 or its receptor approved for treating asthma ▪ Dupilumab approved for AD, blocks IL - 4 and IL - 13 signaling But many patients do not respond to these agents

8 Targeting eotaxin - 1 is a distinct and novel approach to modulating eosinophil - mediated inflammation Bertilimumab was initially developed by CAT and we licensed it from Ico Therapeutics Blocks eotaxin - mediated eosinophil migration; active in animal models Over 100 subjects exposed to date: over 60 IV; 8 intranasal; 46 ocular without any treatment - associated SAEs Excellent safety and tolerability profile PK profile consistent with biweekly dosing Bertilimumab – A Novel Approach

9 Bertilimumab Clinical Status Randomized, placebo - controlled, double - blind (target 42, IV) Mayo Disease Index, mucosal injury Ongoing enrollment 5 Israeli & 6 Russian sites Open - label, single - arm (target 10 - 15, IV) Safety, BPDAI improvement, and steroid reduction Ongoing enrollment 3 Israeli & 6 US sites 85% reduction in BPDAI Total Activity Index Bullous Pemphigoid Phase 2 Ulcerative Colitis Phase 2 Randomized, dose - ascending, placebo - controlled, masked (62 randomized, ocular) Safety, suppression of ocular itch, other measures No efficacy observed for ocular administration Randomized, dose - ascending, placebo - controlled, double - blind (35 intranasal, 17 IV) Change in nasal cross - sectional area, other measures Significant effects for intranasal application but not IV Allergic Rhinitis Phase 2 Allergic Conjunctivitis Phase 2

10 Orphan skin condition that causes large, fluid - filled blisters; most common in people older than 60; severe disease can be life - threatening Estimated 30,000 patients (US and EU) Typically treated with high - dose prednisone tapered over 6 - 12 months Second - line immuno - suppressants such asazathioprine , methotrexate and rituximab (Rituxan®) have toxicity issues Large unmet medical need for a steroid - sparing adjunctive or alternative therapy Bullous Pemphigoid

11 Interim Results from Ongoing Phase 2 Study Actual Prednisone Dose Expected Prednisone Dose (based on Joly et al , 2002) Subjects received on average 2,555 mg less prednisone

12 Results from first six of intended 10 - 15 patients 85 % reduction in BPDAI Total Activity Index (p=0.0096) All subjects achieved a >50% improvement; 4/6 with >90% improvement Excellent safety and tolerability of 3 IV bertilimumab doses (days 0 and 14 and 28) Mean initial prednisone dose was just 26 mg, tapered to a mean of 9 mg by the last visit (p=0.0145 ) Subjects spared over 2,500 mg prednisone over 84 days Potential to move directly into a pivotal, registration trial Positive Interim Phase 2 Data

13 Over 3.5 million patients with IBD in the US and EU Patients with moderate to severe disease cycle through biologics such as Remicade ® (infliximab) and Entyvio ® ( vedolizumab ) ▪ Demand for additional treatment options Eotaxin - 1 strongly implicated as a target in IBD ▪ Tissue eotaxin - 1 levels are correlated with disease severity Eotaxin - 1 blockade effective in animal models of IBD Inflammatory Bowel Disease (IBD) Control mAb Anti - eotaxin - 1

14 Randomized , double - blind, placebo - controlled trial 42 subjects; 2:1 randomization (23 enrolled) Subjects screened for baseline eotaxin - 1 levels 3 IV bertilimumab doses (days 0 and 14 and 28 ) Primary endpoint is clinical response (UC Mayo Clinic Index ) Multiple additional safety and efficacy measures being assessed Expect enrollment through mid - 2018 and un - blinding late 2018 - early 2019 Ulcerative Colitis Proof - of - Concept Phase 2

15 Complete ongoing clinical trials ▪ BP – end of phase 2 meeting in 2018; will propose single pivotal phase 2/3 registration study ▪ UC – if PoC study positive, will move to larger phase 2b trial Atopic dermatitis ▪ Developing subcutaneous formulation Asthma ▪ Positive animal data ▪ Exploring combination of bertilimumab with IL - 5 blockers Other indications to move into active preclinical development in 2018 Bertilimumab Development Plans

16 Developed new cell line to produce bertilimumab in a highly efficient and scalable process Process development largely complete Requesting proposals from contract manufacturers Initiation of tech transfer Q2/2018 Will develop subcutaneous formulation in parallel GMP production - ready targeted for late 2018 - early 2019 at 500L - 1000L scale P ursuing substantial new patent applications around new manufacturing process Bertilimumab Manufacturing

NanoCyclo – Novel Topical Cyclosporine

- Alternatives to topical steroids are highly desired for atopic dermatitis and psoriasis
  - Topical calcineurin inhibitors (Protopic and Elidel) have a black box warning
  - Topical cyclosporine never developed because of inadequate skin penetration
- Our proprietary nano-encapsulated formulation enhances skin penetration of cyclosporine
  - Animal and in vitro data show efficacy on par with topical steroids or Protopic



- We believe NanoCyclo is eligible for 505(b)(2) regulatory pathway
- Final formulation selection to occur Q1/18, followed by toxicity study and launch of clinical proof of concept study in H2/18

IMMUNE Pharmaceuticals
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2018 Milestones

Timeline	Event
Q1	Form 10 filing for Cytovia spin-off
Q1	Patent filing for new bertilimumab manufacturing process
Q1-Q2	Complete enrollment and report additional bertilimumab BP data
Q2	Begin tech transfer of new manufacturing process to CMO
Q2	Launch clinic-enabling NanoCyclo toxicity study
Mid-2018	Bertilimumab end of phase 2 FDA meeting
Mid-2018	Complete enrollment in UC study
H2	Launch NanoCyclo psoriasis PoC clinical trial
H2	Complete scale-up of new bertilimumab manufacturing process
YE	Un-blind bertilimumab UC study

IMMUNE Pharmaceuticals
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19 I nvestment Profile Factor IMNP Broad product pipeline ▪ Bert: More than 13 disease targets ▪ NanoCyclo: Psoriasis and AD Success in clinical trials ▪ Two phase 2 trials ongoing ▪ 2 phase 2 trials completed ▪ Positive interim BP results ▪ Over 100 subjects exposed Timeline to profitability ▪ Bertilumumab : Aiming to launch BP pivotal trial in 2019 with FDA approval in 2022 ▪ NanoCyclo: Aiming to launch pivotal psoriasis and AD trials in 2019 with FDA approval in 2023

20 I nvestment Profile Factor IMNP Markets ▪ BP: $500M ▪ UC and others: > $1Bn ▪ NanoCyclo: $500M Competitive Profile ▪ BP: no approved therapy ▪ UC and others: target patients with high eotaxin - 1 ▪ NanoCyclo: safety Market Exclusivity Multiple issued patents with new applications pending and to be filed Finance Update Completed $18 M financing in October 2017 Other Considerations Participation in planned spin - off of Cytovia Oncology, Inc. via dividend